UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2003

INVIVO CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-15963	77-0115161

(Commission File Number)	(IRS Employer Identification No.)

4900 Hopyard Road, Suite 210, Pleasanton, CA	94588

(Address of principal executive offices)	(Zip code)

(925) 468-7600

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

Item 5. Other Events.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.01

Item 5. Other Events.

     On November 24, 2003, Invivo Corporation (the “Company”) issued a press release stating that the Company’s Board of Directors had agreed on November 21, 2003 to enter into discussions regarding a possible business combination between Intermagnetics General Corporation and the Company. A copy of the press release is attached as Exhibit 99.01 to this Current Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2003	INVIVO CORPORATION

	By:	/s/ JOHN F. GLENN

John F. Glenn Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Press Release, dated November 24, 2003, issued by Invivo Corporation.